UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Adtalem Global Education Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Your Vote Counts! ADTALEM GLOBAL EDUCATION INC. 233 S. WACKER DRIVE, SUITE 800 CHICAGO, IL 60606 ADTALEM GLOBAL EDUCATION INC. 2025 Annual Meeting Vote by November 11, 2025 11:59 PM ET For shares held in a plan, vote by November 9, 2025 11:59 PM ET You invested in ADTALEM GLOBAL EDUCATION INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on November 12, 2025. Vote Virtually at the Meeting* November 12, 2025 9:30 A.M. Central Standard Time Virtually at: www.virtualshareholdermeeting.com/ATGE2025 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V79637-P37655 Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to October 29, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V79638-P37655 1. Election of Directors Nominees: 1a. Stephen W. Beard For 1b. William W. Burke For 1c. Donna J. Hrinak For 1d. Georgette Kiser For 1e. Liam Krehbiel For 1f. Michael W. Malafronte For 1g. Sharon L. O’Keefe For 1h. Kenneth J. Phelan For 1i. Betty Vandenbosch For 1j. Lisa W. Wardell For 2. Ratify selection of PricewaterhouseCoopers LLP as independent registered public accounting firm for the fiscal year ending June 30, 2026. For 3. Say-on-pay: Advisory vote to approve the compensation of our named executive officers. For NOTE: To transact such other business as may properly come before the meeting or any adjournment thereof.